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                   BMC INDUSTRIES, INC. PROFIT SHARING PLAN
                                1994 REVISION



                          FIRST DECLARATION OF AMENDMENT




Pursuant to the retained power of amendment contained in Section 11.2 of the instrument entitled "BMC Industries, Inc. Profit Sharing Plan--1994 Revision," the undersigned hereby amends said instrument in the following manner:

1.     Subsection 5.2(B) thereof is amended to read as follows:

       "(B) A Participant may direct a change in the manner in which future contributions to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. The direction must be made in accordance with and is subject to Plan Rules and will be effective as of the first day of the calendar quarter that begins at least 30 days (or such shorter period as the Plan Rules may allow) after the date on which the Administrator receives the direction from the Participant."

2.     Section 5.3 thereof is amended to read as follows:

       "5.3 TRANSFER AMONG INVESTMENT FUNDS. (A) A Participant may direct the transfer of his or her Accounts among the investment funds maintained pursuant to Section 5.1. The direction must be made in accordance with and is subject to Plan Rules and will be effective on or as soon as administratively practicable after the first day of the calendar quarter that begins at least 30 days (or such shorter period as the Plan Rules allow) after the date on which the Administrator receives the direction from the Participant. Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

               (B) Plan Rules may impose uniform limitations and restrictions applicable to transfers into and out of specific investment funds."

3.     Subsection 12.10(A) thereof is amended to read as follows:

       "12.10 COMPENSATION. (A) The "Compensation" of a Participant from a Participating Employer for any Plan Year is, for non-sales personnel, the Participant's annual base salary paid by the Participating Employer, including shift premium, increased by amounts paid to the Participant for time in excess of straight time but disregarding the portion of such amounts, if any, representing a premium over straight time rates, and for sales personnel, the greater of (1) the Participant's annual base salary paid by the Participating Employer, or (2) the lesser of (a) the Participant's annual base salary plus commissions
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       paid by the Participating Employer or (b) Sixty Thousand Dollars;
       provided, that in no event will (1) severance pay of any kind or nature,
       (2) payments made pursuant to BMC Industries, Inc. Long-Term Incentive Plan or (3) amounts attributable to the exercise of a stock option be taken into account as Compensation."

4.     Section 12.33 thereof is amended to read as follows:

       "12.33 TRUST. The "Trust" is that created by the Company, for purposes of implementing benefits under the Plan and may, as amended from time to time, be referred to as the "BMC Industries, Inc. Profit Sharing Trust."

5.     Section 12.35 thereof is amended to read as follows:

       "12.35 VALUATION DATE. A "Valuation Date" is the last day of each calendar quarter and such interim dates as the Administrator may from time to time specify pursuant to Section 4.2(B)."

The amendments set forth in items 1 and 3 above are effective January 1, 1997. The amendment set forth at item 2 above is effective January 1, 1997 with respect to all Account balances, including the Account balances of Participants who terminated employment prior to that date and Beneficiaries of Participants who died prior to that date. The amendment set forth at item 4 above is effective October 1, 1996. The amendment set forth at item 5 above is effective January 1, 1996 with respect to all Account balances, including the Account balances of Participants who terminated employment prior to that date and Beneficiaries of Participants who died prior to that date.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers this 16th day of December, 1996.

                                        BMC INDUSTRIES, INC.


Attest:  /s/ Michael P. Hawks       By:  /s/ Christine A. Wolff
       ----------------------------    --------------------------------
       Secretary                         Director of Compensation of Benefits